UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 30, 2002
                                                        ------------------

                                  I-TRAX, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                     0-30275               23-3057155
   ------------------------          ------------        -------------------
(State or other jurisdiction of      (Commission           (IRS Employer
        incorporation)               File Number)        Identification No.)

             One Logan Square
        130 N. 18th St., Suite 2615
             Philadelphia, PA                                        19103
-----------------------------------------                        ------------
 (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code:           (215) 557-7488


                                       N/A
              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5. Other Events

         On September 30, 2002, I-trax, Inc., a Delaware corporation, and UICI, Inc., a Delaware corporation, entered into a License and Maintenance Agreement. Pursuant to the Agreement, I-trax granted to UICI an exclusive license to certain I-trax software in the student market and a non-exclusive license to such software for use by UICI for its other businesses. I-trax also agreed to maintain the licensed software.

         The License and Maintenance Agreement and the press release announcing this Agreement are attached hereto as an exhibit and are incorporated herein by reference.

Item 7. Exhibits.

10 License and Maintenance Agreement dated as of September 30, 2002, between I-trax, Inc. and UICI, Inc.

99   Press Release, issued October 1, 2002.


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       I-TRAX, INC.



Date:  October 8, 2002                 By:   /s/ Anthony Tomaro, CPA
                                           -----------------------------------
                                       Name:   Anthony Tomaro, CPA
                                       Title:  Chief Financial Officer